                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

   Filed by the Registrant /X/

   Filed by a Party other than the Registrant / /

   Check the appropriate box:

   /X/  Preliminary Proxy Statement        / / Confidential, for Use of the
                                               Commission Only (as permitted by
   / /  Definitive Proxy Statement             Rule 14a-6(e)(2))

   / /  Definitive Additional Materials

   / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            BOATMEN'S BANCSHARES, INC.
           ---------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


           ---------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   /X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2)
        or Item 22(a)(2) of Schedule 14A.

   / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

   1)  Title of each class of securities to which transaction applies:


       ------------------------------------------------------------------------

   2)  Aggregate number of securities to which transaction applies:



       ------------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)


       ------------------------------------------------------------------------

   4)  Proposed maximum aggregate value of transaction:



       ------------------------------------------------------------------------

   5)  Total fee paid:



    / / Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:



       ------------------------------------------------------------------------

   2)  Form, Schedule or Registration Statement No.:



       ------------------------------------------------------------------------

   3)  Filing Party:



       ------------------------------------------------------------------------

   4)  Date Filed:



       ------------------------------------------------------------------------

BOATMEN'S(R)
BANCSHARES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                                           March --, 1996

       TO SHAREHOLDERS OF

       BOATMEN'S BANCSHARES, INC.

           Notice is hereby given that the annual meeting of shareholders of Boatmen's Bancshares, Inc. will be held at the Albuquerque Convention Center, Kiva Auditorium, 401 Second Street N.W., Albuquerque, New Mexico 87102, on Tuesday, April 23, 1996, at 10:30 a.m. for the purpose of considering and voting upon the following matters:

           1. The election of five Directors, each to hold office for a term of three years and until his successor shall have been duly elected and qualified.

           2. The adoption of an amendment to the Restated Articles of Incorporation of Boatmen's Bancshares, Inc. to increase the authorized shares of Common Stock from 200,000,000 to 250,000,000.

           3. The adoption of an amendment to the Boatmen's Bancshares, Inc. 1990 Stock Purchase Plan for Employees to increase the number of authorized shares of Common Stock under the Plan.

           4. The approval of the Boatmen's Bancshares, Inc. 1996 Stock Incentive Plan.

           5. Any other business which may be brought before the meeting or any adjournment thereof.

                                           FORREST S. FITZROY

                                           Secretary




       WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY, IF YOU WISH.

                           BOATMEN'S BANCSHARES, INC.

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 23, 1996

    This proxy statement is furnished in connection with the solicitation by the Board of Directors of Boatmen's Bancshares, Inc. (the ``Corporation'') of proxies to be voted at the annual meeting of shareholders to be held at 10:30 a.m. on April 23, 1996, at the Albuquerque Convention Center, Kiva Auditorium, 401 Second Street N.W., Albuquerque, New Mexico 87102. This proxy statement and the form of proxy were first mailed to shareholders on March
--, 1996. Any shareholder executing a proxy which is solicited hereby has the power to revoke it. Revocation may be made effective by giving written notice to the Corporation at any time prior to exercise of the proxy.

    Proxies will be solicited by mail. They also may be solicited by officers and regular employees of the Corporation, personally or by telephone or other electronic means, but such persons will not be specially compensated for their services. The Corporation has retained Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies from banks, brokers, nominees and intermediaries at a base fee of $6,000, plus reasonable out-of-pocket expenses. All expenses of solicitation will be paid by the Corporation.

    As of March 4, 1996, there were ------- shares of Common Stock, $1.00 par value (the ``Common Stock''), and ------- shares of 7% Cumulative Redeemable Preferred Stock, Series B, $100 Stated Value, (the ``Series B Preferred'') (together hereinafter ``Voting Stock'') outstanding. Only holders of record of such Voting Stock at the close of business on March 4, 1996, are entitled to notice of and to vote at the annual meeting. Each holder of shares of Voting Stock of record on that date is entitled to one vote for each share of Voting Stock held, except that, in the election of Directors, such shareholders have cumulative voting rights which entitle each such shareholder to the number of votes which equals the number of shares held by the shareholder multiplied by the number of Directors to be elected. All such cumulative votes may be cast for one candidate or may be distributed among two or more candidates. There is no condition precedent to the exercise of these cumulative voting rights. The affirmative vote of at least a plurality of the votes cast by the holders of Voting Stock represented in person or by proxy at the annual meeting is required to elect Directors. With respect to each matter to be acted upon at the annual meeting, abstentions on properly executed proxy cards will be counted for purposes of determining a quorum at the meeting; however, such abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted in calculating voting results on those matters for which the shareholder has abstained or the broker has not voted.

    The following table sets forth, as of ------------, 199 -, the name and address of each beneficial owner of more than 5% of the Corporation's Common Stock and Series B Preferred known to the Board of Directors of the Corporation, showing the amount and nature of such beneficial ownership:

                                        AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

                                                 VOTING POWER           INVESTMENT POWER       TOTAL      PERCENT
             NAME & ADDRESS OF                 -----------------       -----------------     BENEFICIAL     OF
              BENEFICIAL OWNER                 SOLE       SHARED       SOLE       SHARED     OWNERSHIP     CLASS
             -----------------                 ----       ------       ----      ---------   ---------    -------

COMMON STOCK:

    Boatmen's Bancshares, Inc.<F1>..........  -------     -------      ----       -------    --------       ----%
    One Boatmen's Plaza
    800 Market Street
    St. Louis, Missouri 63101

    Boatmen's Trust Company.................  -------     -------      ----       -------    --------       ----
    100 North Broadway
    St. Louis, Missouri 63102

SERIES B PREFERRED:

    Carolyn C. Glassman & Albert Irl
      Dubinsky..............................    2,018     --0--        2,018       --0--        2,018       21.0
    TR UA DTD April 8, 1982
    Carolyn Glassman Trust
    1815 Locust Street
    St. Louis, Missouri 63103

    Mabel B. Howard.........................    1,096     --0--        1,096       --0--        1,096       11.4
    315 N. 14th Street
    Mount Vernon, Illinois 62864

    Helen Lucille Powers....................      975     --0--          975       --0--          975       10.1
    935 North 27th Street
    Mount Vernon, Illinois 62864

-------
<F1>The Corporation itself holds no shares as record owner. However, subsidiaries of the Corporation hold shares in various fiduciary capacities and, by virtue of sole or shared voting or investment power with respect to such shares, are deemed to own them beneficially. As parent of its subsidiaries, the Corporation may be deemed to share voting power or investment power, or both, as to all shares beneficially owned by those subsidiaries and is therefore deemed a beneficial owner of all such shares. It is the practice of those subsidiaries when holding shares as sole trustee or sole executor to vote said shares but, where shares are held as co-executor or co-trustee, approval is obtained from the co-fiduciary prior to voting.

SHAREHOLDER PROPOSALS

    The Corporation's Amended Bylaws require that notice of shareholder nominations for Directors and proposals of business to be transacted at the Corporation's annual meeting of shareholders must be received by the Secretary of the Corporation not less than 75 days prior to the date of the annual meeting in order to be considered.

    If shareholder proposals are to be considered for inclusion in the Corporation's proxy statement and form of proxy for a forthcoming annual meeting, such proposals must be submitted on a timely basis and the proposals and proponents thereof must meet the requirements established by the Securities and Exchange Commission (the ``SEC'') for shareholder proposals. Such proposals for the annual meeting to be held in April 1997 must be received by the Corporation no later than November 13, 1996. Any such proposals, together with supporting statements, should be directed to the Secretary of the Corporation.

                       ITEM 1. ELECTION OF DIRECTORS AND
          INFORMATION WITH RESPECT TO DIRECTORS AND EXECUTIVE OFFICERS

    The first item to be acted upon at the annual meeting of shareholders is the election of five (5) Directors to serve as members of Class III, each to hold office for a term of three (3) years and until his successor shall have been duly elected and qualified.

    The Corporation's Restated Articles of Incorporation and Amended Bylaws provide that the number of Directors to constitute the Board of Directors shall consist of not less than fifteen (15) nor more than twenty-seven (27) and that the total number of Directors may be fixed, within the minimum and maximum numbers, by a vote of a majority of the Directors then in office. Pursuant to these provisions, the Board of Directors will fix the number of Directors at seventeen (17) at its annual meeting. The Restated Articles of Incorporation also provide that the Board of Directors shall be divided into three (3) classes, as nearly equal as possible, with one class to be elected annually for a three (3) year term, and designate the Class III Directors for election at the 1996 annual meeting of shareholders.

    All proxies in the form enclosed herewith which are received by the Board of Directors conferring authority to vote in the election of Directors will be voted FOR the five (5) nominees listed below equally or in such other proportions as the appointed proxy holders, upon the direction of the Board of Directors, shall deem appropriate, except that special instructions received from any shareholder by proxy to exercise his cumulative voting rights in any way shall be followed. In the event any nominee declines or is not able to serve, it is intended that the proxies will be voted for a successor nominee designated by the Board of Directors. The Board of Directors knows of no reason to believe that any nominee will decline or be unable to serve if elected.

                                   INFORMATION ABOUT NOMINEES FOR DIRECTORS:
                                              CLASS III DIRECTORS

                                   NAME AND AGE                  PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------

[PHOTO]                   ANDREW B. CRAIG, III            Chairman of the Board and Chief Executive of the
                          Served as a Director            Corporation
                          since 1985; Age: 64
                                                          Director of Anheuser-Busch Companies, Inc.; Laclede Gas
                                                          Company; Petrolite Corporation

[PHOTO]                   RUSSELL W. MEYER, JR.           Chairman and Chief Executive Officer, The Cessna Aircraft
                          Served as a Director            Company (general aviation aircraft manufacturer)
                          since 1996; Age: 63
                                                          Director of Western Resources, Inc.


[PHOTO]                   ALBERT E. SUTER                 Senior Vice Chairman of the Board and Chief Operating
                          Served as a Director            Officer, Emerson Electric Co. (manufacturer of electrical
                          since 1990; Age: 60             and electronic products)


[PHOTO]                   DWIGHT D. SUTHERLAND            Partner, Sutherland Lumber Company (retailer of lumber and
                          Served as a Director            building materials)
                          since 1985; Age: 73
                                                          Director of Datapoint Corporation; Canal Capital
                                                          Corporation; Intelogic Trace

[PHOTO]                                                   Retired Chairman of the Board and Chief Executive Officer,
                          THEODORE C. WETTERAU            Wetterau Incorporated (a SUPERVALU Company); Retired Vice
                          Served as a Director            Chairman of the Board and Director, SUPERVALU Inc.
                          since 1985; Age: 68
                                                          Director of Automobile Club of Missouri; General American
                                                          Life Insurance Company; GenCare Health Systems, Inc.;
                                                          Maritz Inc.

                                       5

                             INFORMATION ABOUT DIRECTORS CONTINUING IN OFFICE:
                                            CLASS I DIRECTORS
                                          (TERMS EXPIRING 1997)

                                   NAME AND AGE                  PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------

[PHOTO]                   B. A. BRIDGEWATER, JR.          Chairman of the Board, President and Chief Executive
                          Served as a Director            Officer, Brown Group, Inc. (footwear)
                          since 1983; Age: 61
                                                          Director of ENSERCH Corporation; Enserch Exploration,
                                                          Inc.; FMC Corporation; McDonnell Douglas Corporation

[PHOTO]                                                   Chairman of the Board, President and Chief Executive
                          JOHN E. HAYES, JR.              Officer, Western Resources, Inc. (diversified energy
                          Served as a Director            company)
                          since 1986; Age: 58
                                                          Director of Cellular, Inc.; Security Benefit Group;
                                                          TeleMatic, Inc.


[PHOTO]                   SAMUEL B. HAYES, III
                          Served as a Director            President of the Corporation
                          since 1988; Age: 59


[PHOTO]                   DARRELL G. KNUDSON              Executive Vice President of the Corporation; Chairman of
                          Served as a Director            the Board, President and Chief Executive Officer of Bank
                          since 1996; Age 58              IV, N.A. (a subsidiary of the Corporation)


[PHOTO]                   JERRY E. RITTER                 Executive Vice President, Chief Financial and
                          Served as a Director            Administrative Officer, Anheuser-Busch Companies, Inc.
                          since 1986; Age: 61             (brewing of beer, food products and family entertainment)


                                       6

                                         CLASS I DIRECTORS (CONTINUED)
                                             (TERMS EXPIRING 1997)

                                   NAME AND AGE                  PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------

[PHOTO]                                                   Chairman of the Board and Chief Executive Officer, Ralston
                          WILLIAM P. STIRITZ              Purina Company (animal foods; batteries; food processing)
                          Served as a Director            Director of Angelica Corporation; Ball Corporation; The
                          since 1982; Age: 61             May Department Stores Company; Ralcorp Holdings, Inc.;
                                                          Reinsurance Group of America, Inc.


                                       CLASS II DIRECTORS
                                     (TERMS EXPIRING 1998)



[PHOTO]               RICHARD L. BATTRAM
                      Served as a Director      Executive Vice Chairman of the Board, The May
                      since 1986; Age: 61       Department Stores Company (retailer)


[PHOTO]                                         Retired Chairman of the Board and Chief
                      WILLIAM E. CORNELIUS      Executive Officer, Union Electric Company
                      Served as a Director      (electric utility)
                      since 1981; Age: 64
                                                Director of General American Life Insurance
                                                Company; McDonnell Douglas Corporation; Union
                                                Electric Company

[PHOTO]               GREGORY L. CURL
                      Served as a Director      Vice Chairman of the Corporation
                      since 1995; Age: 47


[PHOTO]                                         Chairman of the Board and Chief Executive
                      C. RAY HOLMAN             Officer, Mallinckrodt Group Inc. (human and
                      Served as a Director      animal health care products and specialty
                      since 1995; Age: 53       chemicals)

                                                Director of Laclede Gas Company


                                       7

                                     CLASS II DIRECTORS (CONTINUED)
                                          (TERMS EXPIRING 1998)

                            NAME AND AGE         PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------

[PHOTO]                                                   Chairman of the Board and Chief Executive Officer, Maritz
                          WILLIAM E. MARITZ               Inc., (performance improvement, travel, communication,
                          Served as a Director            business meeting, training and marketing research company)
                          since 1992; Age: 67
                                                          Director of Brown Group, Inc.; General American Life
                                                          Insurance Company; Petrolite Corporation

[PHOTO]                   RICHARD E. PECK
                          Served as a Director            President, University of New Mexico (32,000 student
                          since 1995; Age: 59             multi-campus university)


    Each of the Directors has held the same position or another executive position with the same employer during the past five years.

    The Board of Directors of the Corporation met seven times during 1995. All of the incumbent Directors attended 75% or more of the total meetings of the Board and all committees on which they served except for the following: William
E. Maritz and Jerry E. Ritter.

    The Nominating Committee is appointed by the Board of Directors annually or more often and is comprised of three or more Directors who are not officers or employees of the Corporation. The Nominating Committee met once during 1995. It is presently comprised of the following members: William P. Stiritz, Chairman, Albert E. Suter and Theodore C. Wetterau.

    The functions of the Nominating Committee are to recommend to the Board of Directors a slate of nominees for Directors to be presented for election by shareholders at each annual meeting of the Corporation and to recommend to the Board of Directors persons to fill vacancies on the Board. The Committee will consider nominees for Director submitted in writing to the attention of the Secretary of the Corporation.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth, as of March 4, 1996, the number of shares of all equity securities of the Corporation owned beneficially by each Director (including nominees for Director), Executive Officers named in the Summary Compensation Table, and all Directors and Executive Officers as a group, including options exercisable within 60 days for the purchase of shares.

                                               SHARES OF COMMON STOCK
                                                 OF THE CORPORATION
                                               BENEFICIALLY OWNED<F1>
                                                AS OF MARCH 4, 1996
                                             --------------------------        PERCENT
            BENEFICIAL OWNERS                SHARES<F2>         OPTIONS      OF CLASS<F3>
            -----------------                ---------          -------      ------------

Richard L. Battram........................     -------               --           --

B. A. Bridgewater, Jr.....................     -------               --           --

William E. Cornelius......................     -------               --           --

Andrew B. Craig, III......................     -------          -------           --

Gregory L. Curl...........................     -------               --           --

John E. Hayes, Jr.........................     -------               --           --

Samuel B. Hayes, III......................     -------          -------           --

C. Ray Holman.............................     -------               --           --

James W. Kienker..........................     -------          -------          ----

Darrell G. Knudson........................     -------               --           --

John Peters MacCarthy......................    -------          -------          ----

William E. Maritz.........................     -------               --           --

Russell W. Meyer, Jr......................     -------               --           --

Richard E. Peck...........................     -------               --           --

Jerry E. Ritter...........................     -------               --           --

William P. Stiritz........................     -------               --           --

Albert E. Suter...........................     -------               --           --

Dwight D. Sutherland<F4>..................     -------               --           --

Ted C. Wetterau...........................     -------               --           --

John M. Brennan<F5>.......................     -------          -------           --

Directors, Nominees and Executive Officers
  as a Group..............................     -------          -------          ----

-------
<F1> Beneficial ownership of shares, as determined in accordance with applicable
     SEC rules, includes shares as to which a person directly or indirectly has or shares voting power or investment power or both.

<F2> Fractional shares omitted.

<F3> Assumes exercise of options for the purchase of ------- shares. The percentage is less than 1.0% except as otherwise noted.

<F4> Includes ------- shares under trust or agency agreements for which Mr.
     Sutherland is trustee.

<F5> Includes ------- shares of which Mr. Brennan's wife is sole owner and as to which Mr. Brennan disclaims beneficial ownership.

                                       9

EXECUTIVE COMPENSATION

    The following table sets forth on an accrual basis for the three fiscal years ended December 31, 1995, the compensation paid to the Corporation's Chief Executive Officer and the four most highly compensated Executive Officers other than the Chief Executive Officer.

                                                     SUMMARY COMPENSATION TABLE
                                                                                           LONG TERM
                                                    ANNUAL COMPENSATION                  COMPENSATION
                                             -----------------------------------------------------------------
                                                                                      AWARDS        PAYOUTS
                                                                                ------------------------------
                                                                        OTHER      SECURITIES
                                                                       ANNUAL      UNDERLYING      LONG TERM     ALL OTHER
                                                                       COMPEN-      OPTIONS/       INCENTIVE      COMPEN-
                                              SALARY       BONUS       SATION         SARS          PAYOUTS       SATION
    NAME AND PRINCIPAL POSITION     YEAR     ($)<F1>        ($)        ($)<F2>       (#)<F4>          ($)         ($)<F5>
    ---------------------------     ----     -------       -----       -------     ----------      ---------     ---------
Andrew B. Craig, III                1995     $650,025     $500,000     $25,364        42,200       $474,500       $ 5,900
  Chairman of the Board and Chief   1994     $625,024     $307,800                    21,700       $246,533       $ 5,900
  Executive Officer of the          1993     $587,523     $373,750                    21,400       $408,750       $ 5,897
  Corporation

Samuel B. Hayes, III                1995     $485,019     $218,250     $25,841        28,300       $276,928       $ 5,900
  President of the Corporation;     1994     $471,838     $215,139                    14,900       $162,756       $ 5,900
  Chairman of the Board of          1993     $449,837     $220,500                    14,800       $240,000       $ 5,880
  The Boatmen's National Bank of
  St. Louis

Gregory L. Curl                     1995     $320,012     $144,000     $92,052<F3>    18,700       $153,424       $ 4,400
  Vice Chairman of the Corporation  1994     $275,571     $126,935                     7,500       $ 79,811       $ 4,400
                                    1993     $223,569     $108,000                     7,200       $112,350       $ 5,871

John M. Brennan                     1995     $272,950     $109,176     $14,513        16,000       $158,546       $ 4,500
  Executive Vice President of the   1994     $268,975     $111,296                     8,600       $ 94,324       $ 4,500
  Corporation                       1993     $259,905     $127,400                     8,600       $143,100       $ 4,497

James W. Kienker                    1995     $275,000     $110,000     $11,736        16,100       $147,560       $ 4,500
 Executive Vice President and       1994     $253,318     $100,926                     7,800       $ 82,485       $ 4,500
 Chief Financial Officer of the     1993     $231,409     $111,250                     7,800       $112,350       $ 4,043
 Corporation

---------
<F1> Includes deferred compensation.

<F2> Includes amounts reimbursed for the payment of taxes on automobiles and club memberships.

<F3> Includes country club initiation and club membership fees of $44,835.

<F4> Each non-qualified option granted in 1994 and 1993 was granted with a tandem stock appreciation right.

<F5> Includes contributions to the Corporation's 401(k) Plan (1995 employer contributions: Mr. Craig--$4,500; Mr. Hayes--$4,500; Mr. Curl--$3,000; Mr. Brennan--$4,500; and Mr. Kienker--$4,500) and Stock Purchase Plan (1995 employer contributions: Mr. Craig--$1,400; Mr. Hayes--$1,400; and Mr. Curl--$1,400).

                                               OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                  INDIVIDUAL GRANTS
                                ------------------------------------------------------
                                NUMBER OF
                                SECURITIES                                                 POTENTIAL REALIZABLE VALUE AT
                                UNDERLYING     % OF TOTAL                                  ASSUMED ANNUAL RATES OF STOCK
                                 OPTIONS/     OPTIONS/SARS                               APPRECIATION FOR OPTION TERM<F3>
                                   SARS        GRANTED TO    EXERCISE OR                 ---------------------------------
                                 GRANTED      EMPLOYEES IN   BASE PRICE    EXPIRATION     0%         5%            10%
            NAME                  #<F1>        FISCAL YEAR   ($/SH)<F2>       DATE       ($)        ($)            ($)
            ----                ----------    ------------   -----------   -----------   ---        ---            ---
Andrew B. Craig, III.........     42,200          2.81%        $30.875      02/06/05      $0      $819,402      $2,076,527

Samuel B. Hayes, III.........     26,300          1.88%        $30.875      02/06/05      $0      $549,504      $1,392,552

Gregory L. Curl..............     18,700          1.24%        $30.875      02/06/05      $0      $363,100      $  920,167

John M. Brennan..............     16,000          1.06%        $30.875      02/06/05      $0      $310,674      $  787,308

James W. Kienker.............     16,100          1.07%        $30.875      02/06/05      $0      $312,616      $  792,229

---------
<F1> The stock options, which were granted on February 2, 1995, become exercisable at the rate of one-third on each of the first three anniversary dates of the grant, subject to acceleration in the event of a ``change in control''.


<F2> Exercise or base price is equal to the closing trade price on the date of grant.

<F3> Pre-tax gain. The dollar amounts under these columns are the result of calculations at 0% and at the 5% and 10% rates set by the SEC and, therefore, are not intended to forecast possible future appreciation, if any, of the Corporation's stock price. The Corporation's per share stock price would be $50.292 and $80.082 if increased 5% and 10%, respectively, compounded annually over the option term.

                      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                                               VALUE OF UNEXERCISED
                                                                 NUMBER OF SECURITIES              IN-THE-MONEY
                                                                UNDERLYING UNEXERCISED            OPTIONS/SARS AT
                                    SHARES                      OPTIONS/SARS AT FY-END              FY-END<F2>
                                   ACQUIRED       VALUE       ---------------------------   ---------------------------
                                  ON EXERCISE    REALIZED     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
              NAME                    (#)        ($)<F1>           #              #              $              $
              ----                -----------    --------     -----------   -------------   -----------   -------------
Andrew B. Craig, III............         0       $     0        181,219         70,075      $4,013,028      $ 858,303

Samuel B. Hayes, III............         0       $     0        111,549         47,773      $2,396,099      $ 590,060

Gregory L. Curl.................     1,200       $21,189         52,858         28,256      $1,068,848      $ 336,591

John M. Brennan.................         0       $     0         33,361         27,347      $  665,194      $ 339,569

James W. Kienker................         0       $     0         51,290         25,990      $1,094,534      $ 315,075

---------
<F1> Pre-tax gain. Amounts shown represent the difference between the stock option grant price and the market value of the stock on the date of exercise.

<F2> Pre-tax gain. Value of unexercised in-the-money options based on December
     31, 1995 closing trade price of $40.875.

                                LONG-TERM INCENTIVE PLAN--AWARDS IN LAST FISCAL YEAR

                                           PERFORMANCE OR               ESTIMATED FUTURE PAYOUTS UNDER
                                            OTHER PERIOD                  NON-STOCK PRICE BASE PLANS
                                                UNTIL        ----------------------------------------------------
                                             MATURATION      MINIMUM       THRESHOLD        TARGET        MAXIMUM
                   NAME                       OR PAYOUT         $              $              $              $
                   ----                    --------------    -------       ---------        ------        -------

Andrew B. Craig, III......................   Three Years        $0         $216,000        $360,000       $510,000

Samuel B. Hayes, III......................   Three Years        $0         $111,550        $218,250       $324,950

Gregory L. Curl...........................   Three Years        $0         $ 73,600        $144,000       $214,400

John M. Brennan...........................   Three Years        $0         $ 54,588        $109,176       $163,764

James W. Kienker..........................   Three Years        $0         $ 55,000        $110,000       $165,000

     The Corporation's long-term incentive plan makes cash payouts pursuant to a formula based upon total shareholder return over three-year periods, beginning annually, measured against a peer group of 40 other financial institutions and adjusted upward or downward in relation to the attainment of objectives for average annual earnings per share growth rate as set by the Compensation Committee at the beginning of each three-year period.

    Potential future payouts are based on average base salary as of each January 1, for the three-year performance period, 1995-1997, but assume no increase in base salary during the performance period. The payouts, if any, will be made in 1998.

RETIREMENT BENEFITS

    Executive Officers of the Corporation participate in the Boatmen's Bancshares, Inc. Retirement Plan for Employees (the ``Retirement Plan'') and the Boatmen's Supplemental Retirement Plan (the ``BSRP''). The purpose of the BSRP is to supplement the benefits payable under the Retirement Plan to the extent they are reduced on account of the limitations imposed by the Internal Revenue Code (maximum compensation and maximum benefit) and also to include bonuses which are excluded from earnings used to calculate benefits under the Retirement Plan.

                                           PENSION PLAN TABLE
                                                                 YEARS OF SERVICE
                                             ----------------------------------------------------------
             REMUNERATION                    15            20            25            30            35
             ------------                    --            --            --            --            --

$  200,000.............................   $ 45,000      $ 60,000      $ 75,000      $ 90,000      $105,000

   400,000.............................     90,000       120,000       150,000       180,000       210,000

   600,000.............................    135,000       180,000       225,000       270,000       315,000

   800,000.............................    180,000       240,000       300,000       360,000       420,000

 1,000,000.............................    225,000       300,000       375,000       450,000       525,000

 1,200,000.............................    270,000       360,000       450,000       540,000       630,000

 1,400,000.............................    315,000       420,000       525,000       630,000       735,000

 1,600,000.............................    360,000       480,000       600,000       720,000       840,000

 1,800,000.............................    405,000       540,000       675,000       810,000       945,000

    Remuneration in the Pension Plan table includes annual base salary, annual bonus and long-term incentive payouts as reported in the Summary Compensation Table. As of December 31, 1995, years of credited service for purposes of computing retirement benefits under the Retirement Plan and the BSRP for the named executives are as follows: Andrew B. Craig, III-- ---, Samuel B. Hayes, III-- ---, Gregory L. Curl-- ---, John M. Brennan-- --- and James W.
Kienker-- ---.

    Retirement benefits under the retirement plans are based upon final average earnings and years of credited service up to a maximum of 35 years. Generally, final average earnings are the average of an employee's highest five consecutive years' earnings out of the final ten years of employment. The annual retirement benefits are 1.5% of final average earnings multiplied by years of credited service and are not subject to any offset amounts

    Benefits under the BSRP are paid from the general assets of the Corporation. The Corporation has entered into a trust agreement to provide for payment of benefits under these plans. While only a nominal amount has been paid into the trust, full funding is required in the event of a ``change in control''.

EMPLOYMENT CONTRACTS AND TERMINATIONS, SEVERANCE AND CHANGE-IN-CONTROL ARRANGEMENTS

    The Corporation has an Employment Agreement with each of Messrs. Craig, Hayes and Curl which provides, among other things, that, if his employment is terminated by the Corporation without

``cause'' or by him for ``good reason'' prior to its expiration date (January 30, 1999, in each case), he shall be paid his then current base salary until the later of such expiration date or one year after such termination and shall receive health and welfare benefits for such period, together with all vested employee benefits. If, however, such a termination occurs either during the six months before or two years after a ``change in control'', or if he voluntarily terminates during the 30 days following one year after a ``change in control'', he shall receive an amount equal to three times his highest annualized base salary and three times the greater of his average annual bonuses for the prior three years or his target bonus for the current year plus his unpaid base salary up to termination, accrued vacation pay and target annual bonus, lump-sum deferred compensation and assumed equivalent supplemental retirement benefits and continuation of health and welfare benefits, ``grossed up'' to cover any excise tax imposed by Section 4999 of the Internal Revenue Code. Messrs. Brennan and Kienker are participants in the Boatmen's Bancshares, Inc. Change-in-Control Severance Plan, the provisions of which are like those described in the preceding sentence, except that the multiplier is two, not three.

DIRECTOR COMPENSATION

    Directors whose principal occupations are with the Corporation or any of its subsidiaries receive no Director's fee. All other Directors receive quarterly retainer payments of $6,250 each, plus $1,000 for each Board meeting and committee meeting attended, except that the chairman of each committee receives $1,500 for each committee meeting attended.

COMPENSATION COMMITTEE

    The Compensation Committee is appointed annually or more often by the Corporation's Board of Directors. Only Directors who are not officers or employees of the Corporation can serve on the Compensation Committee. The Compensation Committee met five times during 1995. The functions of the Compensation Committee are to review the competency and effectiveness of management of the Corporation and its subsidiaries, to review the soundness and adequacy of compensation programs, to approve compensation for senior officers of the Corporation, to review the adequacy of compensation of senior management of the Corporation's subsidiaries and to formulate policy on, and administer, the Corporation's special compensation programs.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The following persons served on the Corporation's Compensation Committee during 1995: B. A. Bridgewater, Jr., Chairman, Ilus W. Davis, John E. Hayes, Jr., C. Ray Holman, Lee M. Liberman, William E. Maritz, and Albert E. Suter.

    During 1995, Mr. Craig served on the Executive Salaries Committee and Stock Option Plans Committee of the Board of Directors of Anheuser-Busch Companies, Inc. while Mr. Ritter served on the Corporation's Board of Directors.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Policies, Goals and Responsibilities

    The Compensation Committee (the ``Committee'') continues to be committed to linking compensation decisions to corporate and individual performance. In formulating the executive compensation program, the Committee's goals are to provide appropriate incentives to management and align the economic interests of management and its shareholders. The major policies of this program include the following:

    -- Establishing total compensation targets at "competitive" levels in comparison to a "Peer Group" of regional banking institutions,

    -- Evaluating short-term versus long-term goals and performances of the Corporation,

    -- Assessing achievement of corporate and individual performance objectives prior to disbursing incentive rewards, and

    -- Providing an ownership perspective for management through the use of the Corporation's Common Stock as a compensation vehicle.

    The Corporation's compensation structure reflects this underlying philosophy and reinforces three broader corporate goals: 1) attract and retain the best management talent, 2) achieve and sustain superior levels of financial performance, and 3) encourage and reward superior management performance that enhances shareholder value.

    The Committee's responsibilities to the Corporation include not only the design of this program but also periodic review of its fairness and competitiveness. In performing this duty, the Committee over a six-month period in 1995 consulted with a national, independent consulting firm that provided competitive data and analysis of the Corporation's executive compensation program. This information was used as a basis in determining executive compensation arrangements.

    The executive compensation program consists of four components: 1) base salary, 2) annual cash incentive awards, 3) long-term cash incentive awards, and
4) stock options. The Committee has established the objective of targeting executives' total compensation at the median of a "Peer Group" of 14 regional banking institutions whose asset sizes ranged from $19.9 billion to $84.4 billion with median assets of $43.5 billion, which compare to the Corporation's 1995 year-end assets of $33.7 billion. This compensation objective for executives has been established recognizing that the provisions of the Internal Revenue Code may affect the Corporation's ability to deduct all such compensation. The following discussion summarizes each component of the executive compensation program and the review process used by the Committee in administering the program.

  Base Salary

    The base salary of each executive officer, including those named in the Summary Compensation Table, is reviewed annually. In deciding the appropriate salary, the Committee considers internal equity issues, median external pay practices in the "Peer Group" of 14 regional banking institutions, individual performance, special assignments or responsibilities, level of responsibility, time in position, prior experience and knowledge. The Committee uses broad discretion when setting base salary levels and considers all of the above criteria. It does not assign a specific weight to any of these factors. Mr. Craig's 1995 base salary was established based on these principles.

  Annual Cash Incentive Awards

    The Corporation's 1992 Annual Incentive Bonus Plan (the ``Annual Plan'') is
                                                                             --
discretionary and non-contractual. Under current practice, annual cash awards
---------------------------------
are made to middle management and senior executives to recognize and reward individual and corporate performance. Participants are selected on the basis of their positions in the Corporation and the extent to which those positions can impact the Corporation's financial performance.

    The Committee establishes a performance/payout schedule each year to fix target bonuses (as a percentage of salary) for each salary grade, depending upon the percentage of the Corporation's budgeted income achieved during the year. In making the ultimate comparison of actual income to the original budgeted amount, the Committee may exercise its discretion to adjust income to take unusual factors into account. It may also pay an award even if the minimum performance/payout threshold is not met; no such exceptions have been made during the last four fiscal years.

    The award is then subject to adjustment on the basis of a return on equity factor set by the Committee each year. This adjustment is based on the Corporation's performance compared annually to a second, more broadly defined "Peer Group" of approximately 40 of the country's largest banking institutions. (Neither the group of companies comprising this "Peer Group" nor the group comprising the other "Peer Group" described above is the same as the group of companies that comprise the published industry index used in the common stock performance graph that follows this report.) Finally, the individual awards thus determined may be decreased, eliminated or increased, based on an evaluation of each participant's performance.

    During 1995, the Corporation achieved 98% of its budgeted income objective, resulting in target bonuses ranging between 15% and 60% of base salary. The Corporation's return on equity of 15.2% placed it in the 37th percentile of the "Peer Group" of approximately 40 banking institutions, which resulted in no adjustment of the annual cash incentive awards. After appropriate individual adjustments, participants received approximately 94% of the awards determined under the performance/payout schedule for 1995.

    The Committee awarded Mr. Craig a 1995 annual incentive cash award of $500,000, or 76.9% of his base salary. The maximum award level established for Mr. Craig in 1995 was 90% of base salary.

  Long-Term Cash Incentive Awards

    The Amended 1982 Long Term Incentive Plan (the ``Long Term Plan'') is a cash award program for senior management. The Committee believes that long term incentives are an important component of the total compensation program of top executives for several equally important reasons: cash payments provide an incentive beyond those offered by stock options; the criteria and relative measurement systems employed ensure that ``real'' performance is attained before awards are made; finally, the longer-term time horizon of the Long Term Plan balances the short-term goals inherent in the Annual Plan.

    The Long Term Plan is contractual and links awards primarily to the
                       --------------
performance of the Corporation's Common Stock. Under the Long Term Plan, participants are rewarded for total shareholder return over a three-year performance period, beginning annually, as measured against the second above-referenced "Peer Group" of approximately 40 banking institutions.
The Long Term Plan established a performance/payout schedule for the 1993-1995 performance period that would pay 100% of the participant's target bonus payout factor if the Corporation's total shareholder return is in the 60th percentile of the "Peer Group." Payouts are adjusted upward or downward up to 20% based on the attainment of average annual earning per share growth rate objectives set by the Committee at the beginning of each performance period.

    The Corporation's total shareholder return for the 1993-1995 performance period was 60%, which placed it at the 70th percentile of the "Peer Group." Since the Corporation's average annual earnings per share growth rate for the 1993-1995 performance period was 42.2%, the payout factor was adjusted upward by 20%. Mr. Craig's award for the performance period was $474,500, or 78% of his Average Salary (as defined in the Long Term Plan) for the three-year period.

  Stock Option Awards

    Middle and senior management executives are eligible to participate in the Corporation's two stock option plans: a qualified plan and a non-qualified plan. Stock options provide executives the opportunity to acquire an equity interest in the Corporation and to share in the appreciation of the stock's value, thereby aligning their interests with those of the shareholders. The stock option plans and any benefits under them are directly tied to how well management creates increased value for shareholders. Stock option grants in 1995 were based on a fixed percentage of base salary. These percentage levels varied according to scope of responsibility and reflected competitive practice.

    In determining option grants to the current executive group, the Committee does not take into account the amount and value of options currently held, and the Corporation does not have a target ownership level of equity holdings by its executives. In accordance with the fixed percentage of base salary described above, the Committee awarded Mr. Craig an option to acquire 42,200 shares of Common Stock under the non-qualified plan in 1995.

  Summary

    The Corporation's executive compensation program is based on the premise that a balance is required between the needs of the Corporation in operating its business in an effective and profitable manner and the competitiveness of rewards in competing for management talent in the marketplace. The program is reviewed at least annually by the Committee to ensure consistency with the compensation philosophy of the Corporation and that the stated objectives continue to be met.

Members of the Compensation Committee:

B. A. Bridgewater, Jr. Chairman                         William E. Maritz
C. Ray Holman                                           Albert E. Suter
John E. Hayes, Jr.






                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN<F*>
                BOATMEN'S BANCSHARES, INC., S&P 500 STOCK INDEX,
                       AND S&P MAJOR REGIONAL BANKS INDEX

                                     1990     1991     1992     1993     1994     1995
                                     ----     ----     ----     ----     ----     ----

Boatmen's Bancshares, Inc.            $100     $154     $194     $215     $204     $319

S & P 500                             $100     $130     $140     $154     $156     $215

S & P Major Regional Banks Index      $100     $179     $228     $241     $228     $359

-------

Assumes $100 invested on December 31, 1990 in the Corporation's Common Stock, the S&P 500 Index, and the S&P Major Regional Banks Index.

<F*>Total return assumes reinvestment of dividends on a quarterly basis.

CERTAIN TRANSACTIONS

    Subsidiaries of the Corporation have had, and in the future expect to have, banking and fiduciary transactions with Directors and Executive Officers of the Corporation and some of their associates. All such transactions have been in the ordinary course of business and on substantially the same terms (including interest rates on loans, collateral, and collectibility considerations) as those prevailing at the time for comparable transactions with others.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires Directors and Executive Officers of the Corporation to file with the SEC initial reports of ownership and reports of changes in ownership of securities of the Corporation. Directors and Executive Officers are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

    To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1995, all
Section 16(a) filing requirements applicable to Directors and Executive Officers were complied with, except that Messrs. Ilus W. Davis and Lee M. Liberman, former Directors of the Corporation, each reported one acquisition late.

          ITEM 2. ADOPTION OF AMENDMENT TO COMMON STOCK PROVISIONS OF
             ARTICLE III OF THE RESTATED ARTICLES OF INCORPORATION

    The second item to be acted upon at the annual meeting is a proposal to amend Article III of the Corporation's Restated Articles of Incorporation to increase the aggregate number of authorized shares of Common Stock from 200,000,000 shares to 250,000,000 shares. At the present time, the authorized capital stock of the Corporation consists of 200,000,000 shares of Common Stock, $1.00 par value, and 10,300,000 shares of Preferred Stock, no par value per share.

    As of March 4, 1996, approximately -------------- shares of Boatmen's Common were issued and outstanding, -------------- shares of Boatmen's Series A Preferred were issued and outstanding, -------------- shares of Boatmen's Series B Preferred were issued and outstanding, and -------------- shares of Boatmen's Series C Preferred were reserved for issuance with no shares outstanding.

    If the proposed amendment is approved by the shareholders, 250,000,000 shares of Common Stock, $1.00 par value, will be authorized for issuance and the additional authorized Common Stock may be issued by the Corporation without any further action by the shareholders.

    The purpose of the proposed amendment is to provide additional authorized shares of Common Stock for possible use in connection with future financings, investment opportunities, acquisitions, employee benefit or dividend reinvestment plan distributions, other distributions, such as stock dividends or stock splits, or for other corporate purposes. Shareholders do not have preemptive rights and will not have a right of first refusal to purchase any of the additional authorized shares of Common Stock. The Corporation has no plans or commitments at this time for the issuance of the additional authorized Common Stock, but wants to put itself in a position to do so when needs arise and market conditions warrant.

VOTE REQUIRED

    The affirmative vote of a majority of all the Corporation's issued and outstanding shares of Common Stock, voting separately as a class, and the affirmative vote of a majority of all the Corporation's issued and outstanding shares of Voting Stock is required to approve the proposed amendment. Dissenting votes give rise to no rights on the part of dissenters.

BOARD RECOMMENDATION

    The Board of Directors believes this action will be in the best interests of the shareholders and, accordingly, recommends a vote FOR this proposal, which is
ITEM 2 on the Proxy Card.

               ITEM 3. ADOPTION OF AN AMENDMENT TO THE BOATMEN'S
            BANCSHARES, INC. 1990 STOCK PURCHASE PLAN FOR EMPLOYEES

    The third item to be acted upon at the annual meeting is a proposal to amend
Section 5.6 of the Boatmen's Bancshares, Inc. 1990 Stock Purchase Plan For Employees (the ``1990 Plan'') to increase the aggregate number of shares of Common Stock available for purchase pursuant to the 1990 Plan from 2,000,000 to 3,500,000 shares. The amendment was approved by the Corporation's Compensation Committee on February 8, 1996, subject to shareholder approval.

SUMMARY OF THE 1990 PLAN

    The 1990 Plan provides eligible employees of the Corporation and each subsidiary whose participation is approved by the Corporation's Board of Directors (the Corporation and such subsidiaries being referred to in the 1990 Plan as the ``Participating Corporations'') an opportunity to purchase shares of the Corporation's Common Stock. If the proposed amendment to the 1990 Plan is approved by the shareholders, 3,500,000 shares of Common Stock of the Corporation may be purchased (subject to adjustment for future stock dividends, stock splits and other changes in capitalization as described in the 1990 Plan) from the Corporation, in the market and/or in private transactions. The price for shares purchased from the Corporation is the closing trade price for such shares on the day of purchase. The price for shares purchased in the market or in private transactions is the actual purchase price, exclusive of brokerage commissions and expenses.

    Participation in the 1990 Plan is voluntary and open to all full-time salaried employees on the January 1, April 1, July 1 or October 1 coincident with or immediately following the date on which he completes one year of continuous service with a participating Corporation. As of --------------, 1996, -------------- of the -------------- eligible employees of the
Participating Corporations were participating in the 1990 Plan.

    The allotments of each participating employee (``Participant'') under the 1990 Plan is effected by payroll deductions in the whole dollar amount allotted by him or her, which cannot be less than 2% nor more than 6% of the Participant's monthly compensation and which cannot exceed an aggregate annual sum of $4,200 per year. Each Participating Corporation, for its own Participants, makes a monthly contribution (the ``Contribution'') to the 1990 Plan in an amount equal to 33% of its Participants' allotments for the month. All cash dividends on shares held in the Participants' accounts are automatically reinvested in shares of Common Stock, and all such shares, as well as stock dividends and shares received as a result of stock splits on shares held by the Custodian, are credited to Participants' accounts in proportion to the shares previously credited thereto.

    Any Participant may voluntarily withdraw from the 1990 Plan by request. Death, retirement, permanent and total disability, or other termination of employment operate as a termination of allotments and a withdrawal from the 1990 Plan. Upon withdrawal or other termination, the Participant's account is settled, and he will receive a certificate for the whole shares of Common Stock credited to his account, cash in lieu of any fractional share and an amount in cash equal to any uninvested allotments and Contributions. Once a year on specified dates, Participants may elect to withdraw all of the whole shares that have accumulated in their accounts without terminating participation in the 1990 Plan.

    The Board of Directors has appointed Boatmen's Trust Company as Custodian under the 1990 Plan. All costs and expenses incurred in administering the 1990 Plan are paid by the Corporation. The Corporation provides each Participant with all documents and information provided to its shareholders so that each Participant may direct the Custodian how to vote the shares credited to his account. In the absence of any voting directions, the Custodian will not vote the shares.

    The 1990 Plan is administered by the Compensation Committee which may at any time terminate or modify the 1990 Plan in whole or in part and may suspend operation of the 1990 Plan for a period not in excess of three months. However, no modification may diminish the account of any Participant.

    Since the benefits or amounts that will be received by or allocated to Participants are entirely dependent on the extent of their voluntary participation, such benefits or amounts are not determinable but, as indicated above, the maximum yearly amount for any one Participant is $1,400 and, for 1995, the amounts for each of the named Executive Officers is set forth in footnote (4) to the Summary Compensation Table, the total for the Executive Group was $------------ and that for all other Participants was $------------.

VOTE REQUIRED

    The affirmative vote of holders of a majority of all the Corporation's issued and outstanding shares of Voting Stock is required to approve the amendment to the 1990 Plan. Dissenting votes give rise to no rights on the part of dissenters.

BOARD RECOMMENDATION

    The Board of Directors believes this action will be in the best interests of the shareholders and, accordingly, recommends a vote FOR this proposal, which is
ITEM 3 on the proxy card.

               ITEM 4. APPROVAL OF THE BOATMEN'S BANCSHARES, INC.
                           1996 STOCK INCENTIVE PLAN

    The fourth item to be acted upon at the annual meeting is a proposal to approve the Boatmen's Bancshares, Inc. 1996 Stock Incentive Plan (the ``SI Plan''), which has the purpose, among others, of replacing the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan and the Boatmen's Bancshares, Inc. 1991 Incentive Stock Option Plan (the ``Stock Option Plans''), as well as the Amended 1982 Long-Term Incentive Plan. The number of shares reserved for issuance under the SI Plan (subject to adjustment for changes in capitalization and certain unusual or non-recurring events) is 6,000,000 shares of Common Stock plus any such shares reserved for issuance under the Stock Option Plans in excess of the number as to which options have been granted, together with any such shares as to which options under the Stock Option Plans may terminate. The SI Plan also provides that shares subject to terminated options granted under it again become available for grant, except when terminated upon the exercise of a tandem stock appreciation right. The
Executive Committee of the Board of Directors of the Corporation, at its January 12, 1996 meeting, approved the SI Plan, which is by its terms subject to shareholder approval.

SUMMARY OF THE SI PLAN

    The SI Plan states that its objectives are to optimize the profitability and the growth of the Corporation through incentives which are consistent with the Corporation's objectives and which link the interests of participants to those of the Corporation's shareholders and to provide participants with an incentive for excellence in individual performance. The SI Plan gives the Compensation Committee, which will administer it, a high degree of authority and discretion, including selecting of participants from time to time from among the employees of the Corporation and determining the nature and amount of the awards to them. Consequently the benefits or amounts that will be allocated or received under the SI Plan or which would have been allocated or received had the SI Plan been in effect for 1995 cannot currently be determined.

    The SI Plan provides for the grant of both incentive stock options and non-qualified stock options, as well as performance units (or performance shares) payable in cash and, in these respects, will replace the above-mentioned existing plans of the Corporation. It also provides for the grant of restricted stock, to a maximum equaling 25% of the total number of shares reserved, and stock appreciation rights (SARs). The maximum number of shares as to which options or SARs may be granted to any participant in any fiscal year is 300,000 and the maximum aggregate cash payout with respect to awards granted to any participant in any fiscal year is $3,000,000. Performance units (or performance shares), while not carrying any rights to receive shares, may be paid in shares instead of cash.

    The exercise price for any option may not be less than the fair market value of the Common Stock subject to the option on the date of the grant. Upon exercise, the price must be paid in full either in cash or in previously acquired shares or a combination thereof. No option shall be exercisable after the tenth anniversary of its grant and no award under the SI Plan may be granted after February 11, 2006. The closing per share price of the Common Stock on the Nasdaq Stock Market's National Market on March --, 1996 was $ -------.

    With respect to an option granted under the SI Plan which qualifies as an ``incentive stock option'' within the meaning of section 422 of the Internal Revenue Code, for federal income tax purposes, no income is recognized by the optionee when such option is granted or exercised pursuant to the SI Plan and the Corporation recognizes no income or deduction upon such grant or exercise. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be a tax preference item in the year of exercise, for purposes of the alternative minimum tax imposed by section 55 of the Internal Revenue Code. Generally, an optionee's basis in the shares received upon exercise of an option (the ``option shares'') will be the exercise price paid by him for the option shares. However, for purposes of calculating alternative minimum taxable income in the year the option shares are sold, the basis of such option shares is increased to the fair market value of the stock at the time of exercise.

    If an optionee does not dispose of option shares within the later of two years from the date of option grant or one year after the transfer of the option shares to the optionee (the ``holding period''), any gain or loss upon disposition of the option shares will be treated, for federal income tax purposes, as long-term capital gain or loss, as the case may be. A ``disposition'' includes a sale, exchange, gift or other transfer of legal title. If the option shares are disposed of within the holding period, all or part of the gain, if any, will be characterized as ordinary income depending upon the relative amount of the sale price of the option shares as compared with the exercise price of the option shares. Any loss resulting from the disposition of option shares within the holding period will be long-term or short-term capital loss depending upon how long the shares were held before the disposition. Ordinary income received on account of a disposition of option shares within the holding period will be treated as additional compensation which is subject to federal income tax withholding and employment taxes provisions and which is a deductible expense for the Corporation.

    With respect to an option which does not qualify as an incentive stock option within the meaning of Internal Revenue Code section 422 (a ``non-qualified option''), for federal income tax purposes, no income is recognized by the optionee when such option is granted pursuant to the SI Plan and the Corporation recognizes no income or deduction upon such grant. Upon exercise of a non-qualified option, the difference between the fair market value of the shares acquired at the time of exercise (the ``option shares'') and the option price of such shares will be treated for federal income tax purposes as ordinary income received as additional compensation, subject to federal income tax withholding and employment tax provisions, and the Corporation will receive a corresponding tax deduction. An optionee's basis in option shares will be the fair market value thereof on the date of exercise. Generally, subsequent sales of such shares will result in recognition of capital gain or loss, which may be long-term or short-term, depending on how long the option shares were held before the disposition.

    Special rules apply for purposes of determining the amount of ordinary income upon disposition of option shares in the case of persons subject to section 16(b) of the Securities Exchange Act of 1934.

    With respect to stock appreciation rights granted under the SI Plan, cash amounts received upon exercise of a stock appreciation right will be treated for federal income tax purposes as ordinary income received as additional compensation, subject to federal income tax withholding and employment tax provisions, and the Corporation will receive a corresponding tax deduction.

    With respect to restricted stock awards, generally, absent an election by the participant described below, there will be no federal income tax consequences to either the participant or the Corporation upon the grant of a restricted stock award. A participant will recognize income, for federal income tax purposes, at the time that the restrictions with respect to any portion of an award are removed, in an amount equal to the fair market value of the shares that are unconditionally vested on that date. Such income will be treated as ordinary income received as additional compensation, subject to federal income tax withholding and employment tax provisions, and the Corporation will receive a corresponding tax deduction. Prior to the removal of restrictions with respect to an award, a participant's basis in the stock is the amount, if any, he is required to pay for the stock. Upon removal of the restrictions, the participant's basis will be the fair market value of the stock on the date the restrictions are removed.

    A participant may elect to recognize ordinary income in the taxable year in which the restricted stock awards are granted, in an amount equal to the fair market value of all shares of restricted stock awarded to the participant (notwithstanding the restrictions with respect to such stock) on the date of the award. Thereafter, any subsequent appreciation or depreciation of the stock will be treated as capital gain or loss, as the case may be, which is recognized upon disposition of the stock. Such election must be made within the time limits set forth in the Internal Revenue Code.

    The SI Plan may be amended in any manner by the Compensation Committee or the Board of Directors, subject to shareholder approval to meet any applicable securities law provisions. It also provides that all stock options shall become immediately exercisable and all cash awards shall be paid in full in the event of a ``change in control.''

VOTE REQUIRED

    The affirmative vote of a majority of all the Corporation's issued and outstanding shares of Voting Stock is required to approve the SI Plan. Dissenting votes give rise to no rights on the part of dissenters.

BOARD RECOMMENDATION

    The Board of Directors believes this action will be in the best interests of the shareholders and, accordingly, recommends a vote FOR this proposal, which is
ITEM 4 on the Proxy Card.

INDEPENDENT AUDITORS AND AUDIT COMMITTEE

    Ernst & Young LLP were the auditors for the Corporation for the year ended December 31, 1995, and management of the Corporation has recommended them as auditors for the year ending December 31, 1996. Representatives of that firm will be present at the annual meeting to respond to appropriate questions that may be raised, and they will have an opportunity to make a statement, if they so desire.

    The Audit Committee is appointed by the Board of Directors annually or more often and is comprised of three or more Directors who are not officers or employees of the Corporation. The Audit Committee met four times in 1995. It is presently comprised of the following members: William E. Cornelius, Chairman, Richard L. Battram, Richard E. Peck, Jerry E. Ritter and Theodore C. Wetterau. The functions of the Audit Committee are to nominate the independent auditors of the Corporation for appointment by the Board of Directors; arrange for and review the Corporation's annual audit; approve professional services performed by the independent auditors and determine that such services do not impair the independence of the auditors; ratify all accountants' fees rendered during the year; review the scope and results of internal audit controls and procedures; and provide for independent review of the adequacy of the Corporation's system of internal controls.

                                 OTHER MATTERS

    The Board of Directors is not aware of any other matters which will be presented for consideration at the annual meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the meeting.

March --, 1996.

                                            FORREST S. FITZROY

                                            Secretary

BOATMEN'S(R)
BANCSHARES, INC.

                                                                March 1996

      Dear Shareholder:

          The annual meeting of shareholders of Boatmen's Bancshares, Inc. will be held at the Albuquerque Convention Center, Kiva Auditorium, 401 Second Street N.W., Albuquerque, New Mexico 87102, on Tuesday, April 23, 1996, at 10:30 a.m. At the meeting, shareholders will elect five directors and act upon proposals to amend the Corporation's Restated Articles of Incorporation to increase the authorized shares of Common Stock, to amend the Corporation's 1990 Stock Purchase Plan for Employees to increase the authorized shares of Common Stock issuable under the Plans, and to approve the Boatmen's Bancshares, Inc. 1996 Incentive Stock Plan.

          It is important that your shares are represented at this annual meeting. Whether or not you plan to attend the annual meeting, please review the enclosed proxy materials, complete the attached proxy form below, and return it promptly in the envelope provided.









                    PLEASE DETACH PROXY HERE, SIGN AND MAIL
-------------------------------------------------------------------------------

3. Adoption of Amendment to the Boatmen's Bancshares, Inc. 1990 Stock Purchase Plan for Employees:

                  / /   FOR          / /   AGAINST          / /   ABSTAIN

4. Approval of the Boatmen's Bancshares, Inc. 1996 Incentive Stock Plan:

                  / /   FOR          / /   AGAINST          / /   ABSTAIN

5. On any other matter that may be submitted to a vote of shareholders.

THIS PROXY WILL BE VOTED ``FOR'' ITEMS 1, 2, 3 AND 4 IF NO INSTRUCTION TO THE CONTRARY IS INDICATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF MANAGEMENT.

                                               Dated _____________________, 1996

                                               ---------------------------------

                                               ---------------------------------
                                               Please sign name or names as
                                               appearing on this proxy. If
                                               signing as a representative,
                                               please include capacity.

BOATMEN'S(R)
BANCSHARES, INC.









                    PLEASE DETACH PROXY HERE, SIGN AND MAIL

-------------------------------------------------------------------------------

 COMMON SHAREHOLDERS
 P R O X Y                 BOATMEN'S BANCSHARES, INC.

                         ANNUAL MEETING APRIL 23, 1996

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION

     The undersigned shareholder of Boatmen's Bancshares, Inc., a Missouri corporation, appoints CHARLES C. ALLEN, JR. and FORREST S. FITZROY, or either of them, with full power to act alone, the true and lawful attorneys-in-fact of the undersigned, with full power of substitution and revocation, to vote all shares of stock of said Corporation which the undersigned is entitled to vote at the annual meeting of its shareholders to be held at the Albuquerque Convention Center, Kiva Auditorium, 401 Second Street N.W., Albuquerque, New Mexico 87102, on Tuesday, April 23, 1996, at 10:30 a.m. and at any adjournment thereof, with all powers the undersigned would possess if personally present, as follows:

 1. Election of Directors:

   / /   FOR all nominees listed below      / /   WITHHOLD AUTHORITY to vote
        (except as marked to the                  for all nominees listed
        contrary below)                           below.

    Andrew B. Craig, III, Russell W. Meyer, Jr., Albert E. Suter, Dwight D.
                      Sutherland, and Theodore C. Wetterau

  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                    THAT NOMINEE'S NAME IN THE SPACE BELOW.

 ------------------------------------------------------------------------------

 2. Adoption of an Amendment to Article III of the Restated Articles of Incorporation to increase the authorized shares of Common Stock:

                  / /   FOR          / /   AGAINST          / /   ABSTAIN

      (YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THIS PROXY PROMPTLY)

BOATMEN'S(R)
BANCSHARES, INC.

                                                                March 1996

      Dear Shareholder:

          The annual meeting of shareholders of Boatmen's Bancshares, Inc. will be held at the Albuquerque Convention Center, Kiva Auditorium, 401 Second Street N.W., Albuquerque, New Mexico 87102, on Tuesday, April 23, 1996, at 10:30 a.m. At the meeting, shareholders will elect five directors and act upon proposals to amend the Corporation's Restated Articles of Incorporation to increase the authorized shares of Common Stock, to amend the Corporation's 1990 Stock Purchase Plan for Employees to increase the authorized shares of Common Stock issuable under the Plans, and to approve the Boatmen's Bancshares, Inc. 1996 Incentive Stock Plan.

          It is important that your shares are represented at this annual meeting. Whether or not you plan to attend the annual meeting, please review the enclosed proxy materials, complete the attached proxy form below, and return it promptly in the envelope provided.









                    PLEASE DETACH PROXY HERE, SIGN AND MAIL
-------------------------------------------------------------------------------

3. Adoption of Amendment to the Boatmen's Bancshares, Inc. 1990 Stock Purchase Plan for Employees:

                  / /   FOR          / /   AGAINST          / /   ABSTAIN

4. Approval of the Boatmen's Bancshares, Inc. 1996 Incentive Stock Plan:

                  / /   FOR          / /   AGAINST          / /   ABSTAIN

5. On any other matter that may be submitted to a vote of shareholders.

THIS PROXY WILL BE VOTED ``FOR'' ITEMS 1, 2, 3 AND 4 IF NO INSTRUCTION TO THE CONTRARY IS INDICATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF MANAGEMENT.

                                               Dated _____________________, 1996

                                               ---------------------------------

                                               ---------------------------------
                                               Please sign name or names as
                                               appearing on this proxy. If
                                               signing as a representative,
                                               please include capacity.

BOATMEN'S(R)
BANCSHARES, INC.









                    PLEASE DETACH PROXY HERE, SIGN AND MAIL

-------------------------------------------------------------------------------

 PREFERRED SHAREHOLDERS
 P R O X Y                 BOATMEN'S BANCSHARES, INC.

                         ANNUAL MEETING APRIL 23, 1996

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION

     The undersigned shareholder of Boatmen's Bancshares, Inc., a Missouri corporation, appoints CHARLES C. ALLEN, JR. and FORREST S. FITZROY, or either of them, with full power to act alone, the true and lawful attorneys-in-fact of the undersigned, with full power of substitution and revocation, to vote all shares of stock of said Corporation which the undersigned is entitled to vote at the annual meeting of its shareholders to be held at the Albuquerque Convention Center, Kiva Auditorium, 401 Second Street N.W., Albuquerque, New Mexico 87102, on Tuesday, April 23, 1996, at 10:30 a.m. and at any adjournment thereof, with all powers the undersigned would possess if personally present, as follows:

 1. Election of Directors:

   / /   FOR all nominees listed below      / /   WITHHOLD AUTHORITY to vote
        (except as marked to the                  for all nominees listed
        contrary below)                           below.

    Andrew B. Craig, III, Russell W. Meyer, Jr., Albert E. Suter, Dwight D.
                      Sutherland, and Theodore C. Wetterau

  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                    THAT NOMINEE'S NAME IN THE SPACE BELOW.

 ------------------------------------------------------------------------------

 2. Adoption of an Amendment to Article III of the Restated Articles of Incorporation to increase the authorized shares of Common Stock:

                  / /   FOR          / /   AGAINST          / /   ABSTAIN

      (YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THIS PROXY PROMPTLY)

                                 APPENDIX

     Page 16 of the printed proxy contains a Performance Graph which is replaced by a table in the EDGAR version which depicts the same information.

     Photographs of Directors and nominees for Director appear on pages 5-8 of the printed proxy.

                                 APPENDIX

(THIS PLAN IS BEING SUBMITTED PURSUANT TO INSTRUCTION 3 TO ITEM 10 OF SCHEDULE 14A. IT IS NOT PRINTED IN THE PROXY STATEMENT CIRCULATED TO INVESTORS.)

                      BOATMEN'S BANCSHARES, INC.

                1990 STOCK PURCHASE PLAN FOR EMPLOYEES


                            I.  DEFINITIONS

     Section 1.1. Unless otherwise required by the context, the following definitions control:

     a. "Bancshares" means Boatmen's Bancshares, Inc., a Missouri corporation, acting through its appropriate officers, employees and agents.

     b. "Board of Directors" means the Board of Directors of Bancshares.

     c. "Committee" means the Compensation Committee of Bancshares.

     d. "Corporation" means Bancshares and its successor or successors, and all Subsidiaries.

     e. "Custodian" means the Custodian designated by the Board of Directors as provided in Section 9.1.

     f. "Employee" means a person who is and continues to be employed by a Participating Corporation as a salaried employee for not less than 35 hours per week, provided, however, that a person on an authorized leave of absence from the Corporation, paid or non-paid, shall not cease to be an Employee nor be deemed to have terminated employment for purposes of the Plan. In computing hours of employment per week for the purpose of determining whether a person is an Employee, there shall be included each hour for which a person is directly paid or entitled to payment by the Participating Corporation for the performance of duties and each hour for which a person is paid or entitled to payment by the Participating Corporation on account of a period of time during which no duties are performed, such as vacation, holiday or illness.

     g. "Monthly Compensation" means the total compensation or remuneration received by or credited to a person for services as an Employee from a Participating Corporation during a month, except any director's fees, living or other allowances, expenses paid or reimbursed, bonuses and contributions by the Corporation (other than salary deferrals) to any retirement plan or any other benefit plan of the Corporation now in effect or later established.

     h. "Participant" means any eligible Employee who has indicated his acceptance of the provisions of the Plan and authorized an allotment out of his Monthly Compensation in accordance with Section 2.2, and whose participation in the Plan has actually commenced.

     i. "Participating Corporation" means Bancshares or any Subsidiary and, when required by the context, refers to the particular corporation, whether Bancshares or a Subsidiary, by which a Participant is employed.

     j. "Permanent and Total Disability" means the inability to engage in any substantial, gainful activity in the employ of a Participating Corporation by reason of any medically determinable physical or mental impairment which can be expected to result in death or which is expected to last for a continuous period of not less than twelve full months. Bancshares' determination of Permanent and Total Disability shall be conclusive.

     k. "Plan" means the Boatmen's Bancshares, Inc., 1990 Stock Purchase Plan For Employees, as amended from time to time.

     l. "Subsidiary" means any entity the employees of which are participating in the Boatmen's Thrift Incentive 401(k) Plan.

     Section 1.2. Whenever the singular or plural number, or masculine, feminine or neuter gender is used herein, it equally includes the others.


                           II.  ELIGIBILITY

     Section 2.1. Each Employee will be eligible to participate beginning on the January 1, April 1, July 1 or October 1 coincident with or immediately following the date on which he completes one year of continuous service. For purposes of computing the period during which an Employee has been employed continuously, the period of any military leave of absence or other federal public service creating a right to reemployment under federal law, or any other authorized leave of absence, including sick, maternity, or disability leaves of absence, will be included, but any other absence from the service of a Participating Corporation will be deemed to have interrupted the continuity of his employment. Transfer of an Employee from one Participating Corporation to another will not be deemed to have interrupted the continuity of his employment so long as there has been no intervening employment, and computation of the period during which he has been employed continuously will include the aggregate of the periods during which he has been employed by any Participating Corporation. The continuous employment of an Employee whose employment has been interrupted will be computed from his latest return to the service of the Corporation following such interruption. A determination by Bancshares that a person is not an Employee or is ineligible to participate in the Plan shall be conclusive.

     Section 2.2. An eligible Employee may elect to commence participation in the Plan beginning on any January 1, April 1, July 1 or October 1 by making an allotment from his Monthly
Compensation in the manner provided in Section 3.1 at least 30 days prior to such beginning date. Participation is voluntary.


                     III.  PARTICIPANT ALLOTMENTS

     Section 3.1. Each Employee who elects to participate in the Plan shall make an allotment from his Monthly Compensation. Such allotment shall be in whole percents of not less than 2% nor more than 6% of the Employee's then current Monthly Compensation, provided, however, that such allotment shall not exceed $4,200 for any Participant in any calendar year. If at any time during the calendar year the allotment for any Participant shall reach $4,200, the Participant's allotment will automatically be suspended for the remainder of that calendar year. The allotment will automatically be reinstated on the following January 1. Allotments will be effected by payroll deductions by the Participating Corporation. The amount of each such deduction shall be paid promptly to the Custodian by the Participating Corporation.

     Section 3.2. The whole percentage designated by a Participant as his allotment will continue in effect, notwithstanding any change in his Monthly Compensation, until the Participant changes the allotment percentage, subject to a maximum annual allotment of $4,200 for any calendar year. A Participant may change such amount once in any six month period effective as of January 1, April 1, July 1 or October 1 of each year by giving the Corporation written notice not less than 30 days prior to the effective date of such change, on a form prescribed by Bancshares. No change may be made to take effect retroactively.


            IV.  CONTRIBUTIONS BY PARTICIPATING CORPORATION

     Section 4.1. The Participating Corporation will contribute to the Plan on a monthly basis an amount equal to 33-1/3 of each of its Participants' monthly allotments hereunder (the "Contribution");
the Contribution shall be paid over promptly to the Custodian by the Participating Corporation.


                     V.  INVESTMENT AND ALLOCATION

     Section 5.1. The Custodian will maintain for each Participant an account to record the Participant's interests resulting from allotments, Contributions, and investments and the income thereon. The Custodian also will maintain a separate unallocated cash account in the Custodian's name to record the amount of cash held by the Custodian which at any time is not credited to the Participants' accounts, and such other accounts as may be deemed necessary to record accurately any transactions undertaken pursuant to the terms of the Plan. No interest will be paid to Participants on funds held in any account.

     Section 5.2. All monies paid over to the Custodian, less any amounts needed to provide cash in lieu of fractional shares and uninvested allotments and Contributions paid to terminating Participants under Section 6.3, and subject to the provisions of
Section 5.3, shall be invested in whole shares of the Common Stock of Bancshares (the "Common Stock") as of the first trading day for National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market System ("NMS") market makers on or after the tenth calendar day of the month in which the Custodian receives the funds, but not more than 30 days after allotment (the "Investment Date"). Bancshares shall, at its sole option, direct that the Common Stock be purchased from time to time from Bancshares, in the market and/or in private transactions. The price of the shares purchased from Bancshares will be the closing trade price for Common Stock on the applicable Investment Date as reported on the NASDAQ NMS or such other system as may supersede it. No shares will be sold by Bancshares under the Plan at a price less than their par value. If Bancshares, at its option, directs the Custodian to purchase part or all of the shares of Common Stock in the market or in private transactions instead of from Bancshares, the price of the shares purchased shall be the actual purchase price, exclusive of brokerage commissions and expenses. Any remaining monies will be retained by the Custodian and added to the funds available on the next Investment Date.

     Section 5.3. If at any time the Committee determines that it is impracticable or inadvisable for the Custodian to invest in Common Stock all or any part of any funds in the Custodian's custody, the Committee may, in its discretion, direct the Custodian to hold all or any part of the funds without interest for a period not in excess of 30 days after allotment.

     Section 5.4. All shares acquired by the Custodian shall be held by and registered in the name of the Custodian or its nominee. The Custodian shall credit the shares purchased by it on each Investment Date among the accounts of the Participants, as whole or fractional shares (such fractional shares to be determined to the fourth decimal place) or both, in the proportions which the allotment by and Contribution for each Participant prior to purchase of the stock therewith bore to the sum of the allotments by and Contributions for all Participants.

     Section 5.5. Cash dividends received by the Custodian for shares held by it for the accounts of the Participants shall be reinvested automatically on the next Investment Date in additional shares of Common Stock in the same manner as Participant allotments and Contributions are used to purchase shares, and these additional shares shall be credited to the accounts of the Participants in the proportions that the shares credited to the account of each Participant on the divided payment date bore to the sum of the shares in the accounts of all Participants. Stock dividends and shares received as a result of stock splits on shares held by the Custodian shall be credited to Participants' accounts in similar fashion.

     Section 5.6. The maximum aggregate number of shares which shall be purchased under this Plan shall not exceed 3,500,000.

     Section 5.7. If there is any change in the shares of Bancshares by reason of stock dividends, split-ups or consolidations of shares, recapitalizations, mergers, consolidations, reorganizations, combinations or exchange of shares, the number and class of shares available for purchase pursuant to the Plan shall be appropriately adjusted by the Committee, provided, however, that if Bancshares shall issue additional capital stock of any class for a consideration, there shall be no such adjustment.


                    VI.  TERMINATION AND WITHDRAWAL

     Section 6.1.  Death, retirement, Permanent and Total
Disability, or other termination of employment as an Employee shall operate as a termination of allotments and a withdrawal from the Plan, effective at the end of the last pay period of the Employee.

     Section 6.2. Any Participant also may voluntarily withdraw from the Plan and termination his allotment by submitting a request for withdrawal on a form prescribed by Bancshares. The submission of a request for withdrawal on a form prescribed by Bancshares will operate as a termination of deductions of Participant allotments and of Contributions, effective the next date on which the Participant is paid following by at least five work days the receipt of said request by the Participating Corporation. A Participant who withdraws from the Plan may not re-enter the Plan until the January 1, April 1, July 1 or October 1 immediately following three full months from the date on which his withdrawal became effective.

     Section 6.3. Settlement of a Participant's account will be made within 45 days after the effective date of withdrawal from the Plan as provided in Sections 6.1 and 6.2 and within 45 days after the termination of the Plan. Upon such settlement the Participant or his personal representative will receive a certificate for the whole shares of stock which are credited to the Participant's account and an amount in cash equal to any uninvested allotments by and Contributions for the Participant's account. The Participant or his personal representative also will receive, upon such settlement, cash in lieu of any fractional share credited to the Participant's account, based upon the closing trade price for the Common Stock on the first Investment Date following the effective date of withdrawal as such price is reported on the NASDAQ NMS or such other system as may supersede it, and such fractional share shall be added to the shares to be credited among the accounts of the Participants on that Investment Date as provided in
Section 5.4.


                 VII.  ANNUAL STOCK WITHDRAWAL OPTION

     Section 7.1. Each year a Participant may elect, on a form to be provided to him by Bancshares each January for that purpose, to withdraw all of the whole shares accumulated in his account as of January 15 of that year. The Participant's election to exercise said withdrawal option must be delivered in the proper form on or before February 15 and will not constitute a termination of his participation in or withdrawal from the Plan.


           VIII.  CUSTODY, REGISTRATION AND VOTING OF STOCK

     Section 8.1. All shares of Common Stock acquired by the Custodian will be held in the possession of the Custodian, registered in the name of the Custodian or its nominee, until delivered pursuant to the provisions of the Plan. The Corporation will provide for each Participant copies of Bancshares' notices of annual meetings of shareholders, proxy statements, annual reports and forms relating to the voting of shares credited to the Participant's account. Each Participant, by use of such forms, may then direct the Custodian how to vote the shares credited to his account. In the absence of such direction, the shares will not be voted.


                          IX.  ADMINISTRATION

     Section 9.1. The Board of Directors has appointed Boatmen's Trust Company as Custodian under the Plan. The Board of Directors may from time to time and in its sole discretion designate a successor custodian or successor custodians, which in each case shall be a duly incorporated bank or trust company.

     Section 9.2. The Custodian will perform such duties on behalf of the Participants as are specifically set forth in this Plan or any subsequent modification or amendment hereto, subject to the terms and conditions also set forth herein. Notwithstanding any other provision contained herein, in the event conflicting demands are or may be made upon the Custodian arising from or relating to the Plan, the Custodian has the absolute right at its election to file a suit in interpleader and obtain an order from the court requiring all persons making any adverse claims to interplead and litigate in such court their several claims and rights. In the event such suit is brought, the Corporation agrees to pay the Custodian all costs, expenses and reasonable attorneys' fees which it may expend or incur in such interpleader suit, the amount thereof to be fixed and a judgment thereof to be rendered by the court in such suit. Upon filing such suit and tendering all contested funds or shares or both held to the court, the Custodian will be fully released and discharged from all further obligations to perform any and all duties or obligations imposed upon it by the Plan with respect to such funds and shares. The Custodian will not be liable for any error of judgment or for anything that it may in good faith do or refrain from doing in connection herewith nor will any liability be incurred by the Custodian in the event it acts upon any document which it reasonably believes to be genuine and to be signed by the proper party or parties.

     Section 9.3. The Plan shall be administered by the Committee, provided, however, that the routine day-to-day administration of the Plan shall be performed by Bancshares. The Committee and Bancshares will perform on behalf of the Corporation such duties as are assigned to them by the terms of the Plan. The Committee and Bancshares will have all powers necessary to carry out the provisions of the Plan (except such powers as are reserved by the Plan to the Board of Directors) whether or not such powers are specifically enumerated herein.

     Section 9.4. The Committee may from time to time prescribe regulations for the administration of the Plan consistent with its provisions. Interpretation and construction by the Committee of any provisions of the Plan and any other action, determination or decision whatsoever taken by the Committee or Bancshares shall be final, conclusive and binding upon all parties.

     Section 9.5. The Custodian shall render regular quarterly reports to each Participant, showing for the period of each report the allotments, Contributions, dividends, if any, and the number of shares and fractional shares credited to the Participant's account and the purchase price for such shares.

     Section 9.6. All notices, reports and statements given, made, delivered or transmitted to a Participant will be deemed duly given, made, delivered or transmitted when mailed with postage prepaid and addressed to the Participant at the address last appearing on the books of the Custodian. A Participant may change his address from time to time by written notice in form acceptable to Bancshares.

     Written directions, notices and other communications from Participants to the Corporation (including a Participating Corporation), or the Committee must be mailed by first-class mail to Boatmen's Bancshares, Inc., One Boatmen's Plaza, 800 Market Street, St. Louis, Missouri 63101, Attention: Human Resources Department, or to such other locations as may be specified by notice to the Participants and will be deemed to have been given when received at such location.

     Section 9.7. The Custodian, the Committee or Bancshares need not recognize the agency of or representation by any person for or of a Participant unless it receives documentary evidence thereof satisfactory to it and thereafter from time to time, as the Custodian, the Committee or Bancshares may request, additional documentary evidence showing the continuance of such agency or representation. Until such time as the Custodian, the Committee or Bancshares received documentary evidence satisfactory to it of the cessation or modification of any agency or representation, it will be entitled to rely upon the continuance of such agency or representation and to deal with the agent or representative as if he or it were the Participant.

     Section 9.8. The Plan shall be governed by and construed in accordance with the laws of the State of Missouri.

     Section 9.9. The records of the Custodian, the Committee and the Corporation shall be conclusive with respect to all matters involved in the administration of the Plan.

     Section 9.10. Neither the Corporation, the Committee, the Board of Directors, the boards of directors of the Participating Corporations nor the Custodian shall have any responsibility or liability for any interpretation or construction of the Plan or any act or thing done or left undone, including, without limiting the generality of the foregoing, any action taken with respect to price, time, quantity, or other conditions and circumstances of the purchase or sale of shares under the terms of the Plan.


                   X.  MODIFICATION AND TERMINATION

     Section 10.1. The Committee may terminate the Plan at any time or may at any time or from time to time modify it in whole or in part; and the Committee may at any time or from time to time suspend operation of the Plan for a period not in excess of three months. Any such termination, modification, or suspension will be effective as to the Corporation and all Participants at such date as the Committee may determine, and all Participants shall be promptly notified thereof. A modification may affect Participants at the time thereof as well as future Participants but may not diminish the account of any Participant as of the effective date of such modification.


                        XI.  EXPENSES AND TAXES

     Section 11.1. All costs and expenses incurred in administering the Plan, including the expenses of the Committee, the fees and expenses of the Custodian, the fees of counsel, and other administrative expenses, shall be paid by the Corporation.
No part of such costs shall be charged against any Participant's account. The Participating Corporation will withhold from each Participant's gross salary such amount as is necessary for purposes of state and federal income and other taxes due from a Participant as a result of Contributions to his account.


                        XII.  NON-ASSIGNABILITY

     Section 12.1. It is a condition of the Plan, and all rights of each Participant are subject thereto, that no right or interest of any Participant in his account is assignable or transferable in whole or in part, including, but without limitation, by way of execution, levy, garnishment, attachment, pledge, or in any other manner but excluding by way of devolution by death or the Participant's mental incompetency. Each Participant's account shall be registered in his name alone.

                   XIII.  EMPLOYMENT NON-CONTRACTUAL

     Section 13.1. The Corporation may terminate the employment of any Participant as fully and with the same effect as if this Plan were not in operation.


                         XIV.  EFFECTIVE DATE

     Section 14.1. The Plan shall be effective as of June 1, 1990, as amended through February 8, 1996; however, effectiveness of the Plan may be withheld with respect to Employees residing in any state or states if, in the judgment of the Committee, compliance with the laws of such state or states would involve disproportionate inconvenience and expense to the Corporation and the Corporation may deny or condition participation in the Plan by any class or classes of Employees to the extent it deems it advisable in order to facilitate compliance with applicable laws and regulations.

                       1996 STOCK INCENTIVE PLAN

                      Boatmen's Bancshares, Inc.

                           February 12, 1996

                               CONTENTS
                                                                   PAGE
                                                                   ----
Article 1.  Establishment, Objectives, and Duration . . . . . . . .   1

Article 2.  Definitions . . . . . . . . . . . . . . . . . . . . . .   1

Article 3.  Administration. . . . . . . . . . . . . . . . . . . . .   4

Article 4.  Shares Subject to the Plan and Maximum Awards . . . . .   5

Article 5.  Eligibility and Participation . . . . . . . . . . . . .   5

Article 6.  Stock Options . . . . . . . . . . . . . . . . . . . . .   6

Article 7.  Stock Appreciation Rights . . . . . . . . . . . . . . .   7

Article 8.  Restricted Stock. . . . . . . . . . . . . . . . . . . .   8

Article 9.  Performance Units and Performance Shares. . . . . . . .  10

Article 10.  Performance Measures . . . . . . . . . . . . . . . . .  11

Article 11.  Beneficiary Designation. . . . . . . . . . . . . . . .  12

Article 12.  Deferrals. . . . . . . . . . . . . . . . . . . . . . .  12

Article 13.  Rights of Employees. . . . . . . . . . . . . . . . . .  12

Article 14.  Change in Control. . . . . . . . . . . . . . . . . . .  12

Article 15.  Amendment, Modification, and Termination . . . . . . .  13

Article 16.  Withholding. . . . . . . . . . . . . . . . . . . . . .  14

Article 17.  Indemnification. . . . . . . . . . . . . . . . . . . .  14

Article 18.  Successors . . . . . . . . . . . . . . . . . . . . . .  14

Article 19.  Legal Construction . . . . . . . . . . . . . . . . . .  15

(THIS PLAN IS BEING SUBMITTED PURSUANT TO INSTRUCTION 3 TO ITEM 10 OF SCHEDULE 14A. IT IS NOT PRINTED IN THE PROXY STATEMENT CIRCULATED TO INVESTORS.)

                      BOATMEN'S BANCSHARES, INC.
                      1996 STOCK INCENTIVE PLAN


ARTICLE 1.  ESTABLISHMENT, OBJECTIVES, AND DURATION

     1.1 ESTABLISHMENT OF THE PLAN. Boatmen's Bancshares, Inc., (hereinafter referred to as the "Corporation") hereby establishes an incentive compensation plan to be known as the "Boatmen's Bancshares, Inc. 1996 Stock Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.

     Subject to approval by the Corporation's stockholders, the Plan shall become effective as of February 12, 1996 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

     1.2 OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Corporation through incentives which are consistent with the Corporation's objectives and which link the interests of Participants to those of the Corporation's stockholders and to provide Participants with an incentive for excellence in individual performance.

     The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Corporation's success and to allow Participants to share in the success of the Corporation.

     1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Committee to amend or alter the Plan, or the Board of Directors to amend, alter or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after February 12, 2006.

ARTICLE 2.  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and, when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1 "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock
Options, Stock Appreciation Rights, Restricted Stock, Performance
Shares or Performance Units.

     2.2 "AWARD AGREEMENT" means an agreement entered into by the Corporation and a Participant, or a written notification from the Corporation to a Participant, setting forth the terms and provisions applicable to Awards granted under this Plan.

     2.3 "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General
Rules and Regulations under the Exchange Act.

     2.4  "BOARD" or "BOARD OF DIRECTORS" means the Board of
Directors of the Corporation.

     2.5 "CHANGE IN CONTROL" of the Corporation shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

     (a) Any individual, corporation (other than the Corporation), partnership, trust, association, pool, syndicate, or any other entity or any group of persons acting in concert becomes the beneficial owner, as that concept is defined in Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act, of securities of the Corporation possessing twenty percent (20%) or more of the voting power for the election of directors of the Corporation;

     (b) There shall be consummated any consolidation, merger, or other business combination involving the Corporation or the securities of the Corporation in which holders of voting securities of the Corporation immediately prior to such consummation own, as a group, immediately after such consummation, voting securities of the Corporation (or, if the Corporation does not survive such transaction, voting securities of the corporation surviving such transaction) having less than sixty percent (60%) of the total voting power in an election of directors of the Corporation (or such other surviving corporation);

     (c) During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Corporation's shareholders, of each new director of the Corporation was approved by a vote of at least two-thirds (2/3) of the directors of the Corporation then still in office who were directors of the Corporation at the beginning of any such period; or

     (d) There shall be consummated any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation (on a consolidated basis) to a party which is not controlled by or under common control with the Corporation.

     2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

     2.7 "COMMITTEE" means the Compensation Committee of the Board, as specified in Article 3 herein, or such other Committee as may be appointed by the Board to administer the Plan with respect to grants of Awards.

     2.8 "CORPORATION" means Boatmen's Bancshares, Inc., and any successor thereto as provided in Article 18 herein, including, where the context requires, any and all Subsidiaries.


     2.9 "COVERED EMPLOYEE" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

     2.10 "DIRECTOR" means any individual who is a member of the Board of Directors of the Corporation.

     2.11 "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan.

     2.12 "EFFECTIVE DATE" shall have the meaning ascribed to such term in Section 1.1 hereof.

     2.13 "EMPLOYEE" means any full-time, active employee of the Corporation. Directors who are not employed by the Corporation shall not be considered Employees under this Plan.

     2.14  "EXCHANGE ACT" means the Securities Exchange Act of
1934, as amended from time to time, or any successor act thereto.

     2.15 "FAIR MARKET VALUE" shall be determined on the basis of the closing sale price on the principal national market or securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

     2.16 "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

     2.17 "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Article 6 herein, which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

     2.18 "NONQUALIFIED STOCK OPTION" OR "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

     2.19  "OPTION" means an Incentive Stock Option or a
Nonqualified Stock Option, as described in Article 6 herein.

     2.20 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.21 "PARTICIPANT" means an Employee who has outstanding an Award granted under the Plan.

     2.22 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code
Section 162(m).

     2.23 "PERFORMANCE SHARE" means an Award, related to Share price, granted to a Participant, as described in Article 9 herein.

     2.24 "PERFORMANCE UNIT" means an Award, not related to Share price, granted to a Participant, as described in Article 9 herein.

     2.25 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or upon the occurrence of other events as determined by the Committee, at its discretion) and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

     2.26  "PERSON" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

     2.27 "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Article 8 herein.

     2.28 "RETIREMENT" shall have the meaning ascribed to such term in the Corporation's tax-qualified defined benefit retirement plan.

     2.29 "SHARES" means the shares of Common Stock of the Corporation.

     2.30 "STOCK APPRECIATION RIGHT" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

     2.31 "SUBSIDIARY" means any corporation, partnership, joint venture or other entity in which the Corporation has a majority voting interest.

     2.32 "TANDEM SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

ARTICLE 3.  ADMINISTRATION

     3.1 THE COMMITTEE. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board, which Committee shall satisfy the outside director rules under Section 162(m) of the Code and any applicable and relevant rules under Section 16 of the Exchange Act, or any successor provisions.

     3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Corporation's Restated Articles of Incorporation or Bylaws, and subject to the provisions herein, the Committee shall have full power to select Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan as they apply to Employees; (subject to Article 15 herein) amend or alter the Plan; establish, amend, or waive rules and regulations for the Plan's administration as they apply to Employees; and (subject to the provisions of Article 15 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan, as the Plan applies to Employees. As permitted by law, the Committee may delegate its authority.

     3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all parties.

ARTICLE 4.  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.3 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be six million (6,000,000). In addition, any Shares reserved for issuance under the Boatmen's Bancshares, Inc. 1987 Non-Qualified Stock Option Plan and the Boatmen's Bancshares, Inc. 1991 Incentive Stock Option Plan (together, the "Stock Option Plans") in excess of the number of Shares as to which awards have been granted under such Stock Option Plans, plus any Shares as to which awards under the Stock Option Plans may lapse, expire, terminate, or be canceled, shall also be reserved and available for issuance or reissuance under this Plan in any calendar year (subject to Section
4.2 herein). No further awards are to be granted under the Stock Option Plans; provided that any outstanding awards shall continue to remain outstanding in accordance with the terms thereof.

     Notwithstanding the foregoing, the maximum number of Shares of Restricted Stock granted pursuant to Article 8 herein shall be an amount equal to twenty-five percent (25%) of the total number of Shares reserved for issuance under the Plan.

     The following rules shall apply to grants of Awards under the
Plan:

     (a) The maximum aggregate number of Shares with respect to which Options or SARS may be granted pursuant to any Award in any one fiscal year to any single Participant shall be three hundred thousand Shares (300,000).

     (b) The maximum aggregate cash payout with respect to Awards granted in any fiscal year which may be made to any Participant shall be three million dollars ($3,000,000).

     4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

     4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Corporation, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections 4.1(a) and 4.1(b), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

     5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all Employees of the Corporation, including Employees who are members of the Board.

     5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6.  STOCK OPTIONS

     6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Committee shall specify whether an Option granted under this Article 6 is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

     6.2 AWARD AGREEMENT. Each Option grant may be evidenced by an Award Agreement that specifies the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine.

     6.3  OPTION PRICE.  The Option Price for each grant of an
Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

     6.4 DURATION OF OPTIONS. Each Option granted to an Employee shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

     6.5 DIVIDEND EQUIVALENTS. The Committee may grant dividend equivalents in connection with Options granted under this Plan.
Such dividend equivalents may be payable in cash or in Shares, upon such terms as the Committee, in its sole discretion, deems appropriate.

     6.6  EXERCISE OF OPTIONS.  Options granted under this
Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

     6.7 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Corporation, setting forth the number of Shares with respect to which the Option is to be exercised.

     The Option Price upon exercise of any Option shall be payable to the Corporation in full either: (a) in cash or its equivalent or
(b), as permitted by the Committee, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price) or (c), as permitted by the Committee, by a combination of (a) and (b).

     The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Corporation shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.8 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     6.9 TERMINATION OF EMPLOYMENT. The Committee shall determine the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Corporation. Such provisions shall be determined in the sole discretion of the Committee, may be included in any Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination of employment.

     6.10  NONTRANSFERABILITY OF OPTIONS.

     (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

     (b) NONQUALIFIED STOCK OPTIONS. Except as may otherwise be provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as may otherwise be provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 7.  STOCK APPRECIATION RIGHTS

     7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

     The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

     The grant price of a Freestanding SAR shall equal the Fair
Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related
Option.

     7.2 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

     7.3 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

     7.4 SAR AGREEMENT. Each SAR grant may be evidenced by an Award Agreement that specifies the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

     7.5 TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion;
provided, however, that such term shall not exceed ten (10) years.

     7.6  PAYMENT OF SAR AMOUNT.  Upon exercise of an SAR, a
Participant shall be entitled to receive payment from the Corporation in an amount determined by multiplying:

     (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

     (b) The number of Shares with respect to which the SAR is exercised.

     At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

     7.7 SECTION 16 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 of the Exchange Act (or any successor rule).

     7.8 TERMINATION OF EMPLOYMENT. The Committee shall determine the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Corporation. Such provisions shall be determined in the sole discretion of the Committee, may be included in any Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

     7.9 NONTRANSFERABILITY OF SARS. Except as may otherwise be provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as may otherwise be provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 8.  RESTRICTED STOCK

     8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

     8.2 RESTRICTED STOCK AWARD AGREEMENT. Each Restricted Stock grant may be evidenced by an Award Agreement that specifies the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

     8.3 TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

     8.4 OTHER RESTRICTIONS. Subject to Article 11 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance objectives (Corporation-wide, business unit, and/or individual), time-based restrictions on vesting following the attainment of the performance objectives, and/or restrictions under applicable Federal or state securities laws.

     The Corporation shall retain the certificates representing
Shares of Restricted Stock in the Corporation's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

     Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

     8.5  VOTING RIGHTS.  During the Period of Restriction,
Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

     8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. Such dividends may be paid currently, accrued as contingent cash obligations, or converted into additional shares of Restricted Stock, upon such terms as the Compensation Committee establishes.

     The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

     In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

     8.7 TERMINATION OF EMPLOYMENT. The Committee shall determine the extent to which the Participant shall have the right to retain unvested Restricted Shares following termination of the Participant's employment with the Corporation. Such provisions shall be determined in the sole discretion of the Committee, may be included in any Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment; provided, however that, except in the cases of terminations connected with a Change in Control and terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Covered Employees shall not be accelerated.

ARTICLE 9.  PERFORMANCE UNITS AND PERFORMANCE SHARES

     9.1 GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

     9.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this
Article 9, the time period during which the performance objectives must be met shall be called a "Performance Period."

     9.3 EARNING OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved.

     9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/Shares shall be made as soon as practicable following the close of the applicable Performance Period in a manner designated by the Committee, in its sole discretion. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

     At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

     9.5 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. Unless determined otherwise by the Committee, in the event the employment of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares which is prorated, as specified by the Committee in its discretion. Subject to Section 14.1 herein, payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion. Notwithstanding the foregoing but nevertheless subject to Section 14.1 herein, with respect to Covered Employees who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

     9.6 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant's employment terminates other than (a) for any reason set forth in Section 9.5 herein or (b) following a Change in Control, all Performance Units/Shares shall be forfeited by the Participant to the Corporation unless determined otherwise by the Committee.

     9.7 NONTRANSFERABILITY. Except as provided in Article 11 herein or as may otherwise be provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as may otherwise be provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 10.  PERFORMANCE MEASURES

     Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among the following alternatives:

     (a)   Net Income;

     (b)   Return on Equity;

     (c)   Earnings per Share;

     (d)   Return on Assets;

     (e)   Total Shareholder Return;

     (f)   Return on Investment;

     (g)   Market Share; and

     (h)   Expense Management.

Subject to the terms of the Plan, each of these measures shall be defined by the Committee on a Corporation or Subsidiary basis, in comparison with peer group performance, and may include or exclude specified extraordinary items.

     The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance objectives; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employees, may not be adjusted upward (but the Committee shall retain the discretion to adjust such Awards downward) and no such adjustment shall be made after a Change in Control.

     In the event that applicable tax laws or regulations change to permit Committee discretion to alter, without adverse tax effects, the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

ARTICLE 11.  BENEFICIARY DESIGNATION

     To the extent permitted by the Committee, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Corporation, and will be effective only when filed by the Participant in writing with the Corporation during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 12.  DEFERRALS

     The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or objectives with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 13.  RIGHTS OF EMPLOYEES

     13.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Corporation to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Corporation.

     13.2 PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 14.  CHANGE IN CONTROL

     14.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by applicable rules and regulations of any governing governmental agencies or national securities exchanges or markets:

     (a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

     (b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse; provided, however, that the degree of vesting associated with Restricted Stock which has been conditioned upon the achievement of performance conditions pursuant to Section 8.4 herein shall be determined in the manner set forth in
           Section 14.1(c) herein;

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

     (c) The vesting of all Performance Units and Performance Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to Participants within thirty (30) days following the effective date of the Change in Control an amount based upon an assumed achievement of all relevant performance objectives at target levels, and upon the assumed completion of the Performance Period on the basis of information then available; provided, however, that in the event the Committee determines that actual performance to the date of the Change in Control exceeds targeted levels, the payouts shall be made at levels commensurate with such actual performance (determined by extrapolating such actual performance to the end of the Performance Period); and provided, further, that there shall not be an accelerated payout with respect to Awards of Performance Units or Performance Shares which qualify as "derivative securities" under Section 16 of the Exchange Act which were granted less than six (6) months prior to the effective date of the Change in Control if the effect thereof would be to cause liability under
           Section 16(b).

     14.2 TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this
Article 14 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

ARTICLE 15.  AMENDMENT, MODIFICATION, AND TERMINATION

     15.1  AMENDMENT, MODIFICATION, AND TERMINATION.  Subject to
Section 14.2 herein, at any time and from time to time, the Committee may alter or amend, and the Board may terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with any applicable and relevant rules under Section 16 of the Exchange Act, including any successor to such rules, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Corporation entitled to vote thereon.

     Neither the Committee nor the Board shall have the authority to cancel outstanding Awards and issue substitute Awards in replacement thereof.

     15.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. Subject to any restriction required from time to time under the Code and applicable regulations on the exercise of upward discretion with respect to Awards which have been designed to comply with the Performance-Based Exception, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Corporation or the financial statements of the Corporation or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     15.3 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

     15.4 COMPLIANCE WITH CODE SECTION 162(M). It is intended that, at all times when and with respect to all persons to whom at such times Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code
Section 162(m); provided, however, that in the event the Committee determines, before making any Award or Awards, that such compliance is not desired with respect to such Award or Awards, then compliance with Code Section 162(m) will not be required with respect to such Award or Awards. In addition, in the event that changes are made to Code Section 162(m) or the regulations thereunder to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 15, make any adjustments it deems appropriate to conform to such changes.


ARTICLE 16.  WITHHOLDING

     16.1 TAX WITHHOLDING. The Corporation shall have the power and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     16.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restric-tions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Corporation withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be withheld on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 17.  INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Corporation's approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Restated Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

ARTICLE 18.  SUCCESSORS

     All obligations of the Corporation under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, of all or substantially all of the business and/or assets of the Corporation, or a merger, consolidation, or otherwise.

ARTICLE 19.  LEGAL CONSTRUCTION

     19.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     19.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     19.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges or markets as may be required.

     19.4 SECURITIES LAW COMPLIANCE. With respect to individuals subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of said
Section 16 and any applicable rules and regulations thereunder. To the extent any provision of the plan or action by the Committee fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     19.5 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Missouri.